Exhibit 99.2
                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT, dated as of November 24, 2000 (the "Amendment") by and among Medix Resources, Inc., a Colorado corporation ("Medix"), Cymedix Lynx Corporation, a Colorado corporation and wholly owned subsidiary of Medix ("Cymedix"), with each of their principal offices located at Suite 301, 7100 E. Belleview Ave, Greenwood Village, Colorado, 80111, and David
R. Pfeil (the "Executive"), whose address is 15 DeVoe's Lane, East Brunswick, New Jersey, 08816, amends, to the extent provided herein, the Executive Employment Agreement, dated as of December 1, 1999, by and between the Executive and Cymedix (the "Agreement").

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Additional Party. Medix agrees to become a party to the Agreement, and to be bound to the terms of the Agreement, as modified and amended herein, to the extent that Cymedix(R) is bound thereto.

     2. Additional Employment. In addition to the positions of the Executive at Cymedix, as provided in Section 1 of the Agreement, Medix agrees to employ the Executive and the Executive agrees to serve Medix as an Executive Vice President and Chief Technology Officer.

     3. Position and Responsibilities at Medix. The Executive shall devote all of his business time and attentions to the joint affairs of Medix and Cymedix, except as provided in Exhibit C to the Agreement. The Executive shall be responsible for the day to day management of technology development and support at Medix, subject to the general direction, approval and control of Medix's President and Chief Executive Officer, and to the restrictions, limitations and guidelines set forth by the Medix Board of Directors in resolutions adopted in the minutes of such Board of Directors' meetings, copies of which shall be provided to the Executive from time to time. In the performance of his duties, the Executive shall have an office at the Medix/Cymedix offices in or near to East Brunswick, New Jersey.

     4. Cure of Notice of Termination. The Executive agrees that the execution of this Amendment constitutes the cure of his claim of a breach under Section 15 of the Agreement and of his claim in connection with the sale of his company to Medix/Cymedix, expressed in his letter to John R. Prufeta and Lyle B. Stewart, dated October 26, 2000.

     5. Compensation. The Executive's salary compensation shall remain as set forth in Section 6 of the Agreement until the termination of his employment. However, upon the execution of this Amendment, all of the options listed on Exhibit A hereto that have not then vested in accordance with their terms will vest automatically with no further action by any person. Medix represents to the Executive that all of the shares underlying the options listed on Exhibit A hereto have be registered for sale to the Executive under Medix's Form S-8 registration statement filed and effective with the Securities and Exchange Commission ("SEC") on March 3, 2000, and that such shares may be resold by the Executive, subject to the restrictions of Rule 144 promulgated by the SEC and of this Amendment. Further, if and when the optional transition period assistance provided for in Section 10 of this Amendment is requested by Medix, the Executive shall be paid $1,250 per day, plus reimbursement of out-of-pocket expenses approved in advance by Medix in writing, for each day he actually provides such assistance. Such payments shall be made on a weekly basis and shall be paid in arrears by Thursday of the following week. If, during the transition period, payment is not received for the prior week's services, the Executive shall be under no further obligation to provide any additional services. Upon the execution of this Amendment, Medix will pay the Executive $100,000, of which the Executive has instructed Medix to use $65,000 to exercise options held by the Executive to purchase 250,000 shares of Medix common stock at a purchase price of $0.26 per share. Medix will cause the transfer agent to issue such shares to the Executive and will pay the Executive the remaining $35,000 immediately upon execution of this Amendment. Upon termination of the employment of the Executive by either party, other than a termination "for cause" under Section 13(a) of the Agreement, after January 31, 2001, or upon termination by the Executive "for cause" under Section 15 of the Agreement, as amended hereby, on or before January 31, 2001, Medix will pay the Executive $100,000, of which the Executive has instructed Medix to use $65,000 to exercise options held by the Executive to purchase 250,000 shares of Medix common stock at a purchase price of $0.26 per share. Medix will cause the transfer agent to issue such shares to the Executive and will pay the Executive the remaining $35,000 immediately upon such termination. Further, the Executive agrees that any shares issued to the Executive pursuant to the exercise of the options referred to above, shall not be sold by the Executive for at least 90 days after the Executive's termination of employment under the Agreement, as amended hereby, whether or not the Executive provides any optional transition period assistance provided for in Section 10 of this Amendment, and in no case shall the Executive sell any more than 100,000 of such shares in a one month period. However, such 100,000 shares per month limit shall not apply after a change in control of Medix. For this purpose a "change in control" shall mean a majority of the outstanding common stock of Medix becomes owned on controlled by a single shareholder or group of shareholders acting in concert.

     6. Reaffirmation and Addition to Executive's Obligations. The Executive reaffirms his obligations under Sections 11 and 12 of the Agreement with the following amendments to the Agreement or additional agreements on his part: (i) the provisions of subsections (d) and (e) of Section 11 of the Agreement shall apply with like force and effect to all the provisions of Section 12 of the Agreement, notwithstanding the original wording thereof, and (ii) a new subsection (f) shall be deemed to be added to Section 11 of the Agreement, which shall read as follows:

          "(f). Executive agrees that during the term of his employment and for one year after the termination of such employment, he shall not in any way disparage, criticize or express fault with Medix or Cymedix, the officers, directors, employees, representatives, services or products of either of them, in any way or through any form of communication, including the Internet, whether or not it is for attribution to Executive, to any person whomsoever, including employees of Medix or Cymedix. Such restriction, however, shall not prevent the Executive from discussing frankly his opinions with senior management of either company or with members of the Board of Directors of either as he sees fit."

The time periods referred to in any provision of Sections 11 and 12 of the Agreement, as amended hereby, shall begin running at the termination of employment under Section 9 of this Amendment and not at the end of any transition period consulting services provided for in Section 10 of this Amendment.

     7. Addition to the Obligations of Medix and Cymedix. A new subsection (f) shall be deemed to be added to Section 20 of the Agreement, which shall read as follows:

          "(f). Medix and Cymedix each agree that during the term of Executive's employment and for one year after the termination of such employment, neither of them shall in any way disparage, criticize or express fault with Executive, or his work products, in any way or through any form of communication, including the Internet, whether or not it is for attribution to it, to any person whomsoever, including employees of Medix or Cymedix. Such restriction, however, shall not prevent senior management and members of the Board of Directors of either company from frankly discussing their opinions on any topic with each other, or the Executive, as they see fit."

     8. Termination of Employment Not Agreement. Notwithstanding any language or provisions to the contrary, any termination provided for under the Agreement, as amended hereby, is the termination of employment and not termination of the Agreement. In case of any termination under the Agreement, as amended hereby, Sections 11 and 12 of the Agreement shall continue in effect for as long as the terms thereof require, and shall apply to the Executive during the transition period referred to in Section 10 of this Amendment. The Executive hereby confirms his obligations thereunder. The relationship of the Executive to the Company after any such termination shall be that of an independent contractor, and all the provisions of the Agreement relating to his status as an employee and his employee benefits, particularly Sections 8, 9, 10 and 18, shall terminate when his employment terminates. Medix and Cymedix agree that, notwithstanding the provisions of Section 12(d) of the Agreement, if the employment of any other employee by either is terminated at the request of the employer for any reason other than failure to perform his or her duties, misfeasance or malfeasance, Executive or any business he then controls may hire such terminated employee and not be in violation of the Agreement. In addition, Executive or any business he then controls may hire Nancy Pfeil, Elizabeth
Crouse and Toni Meyers, immediately upon the termination of Executive's employment with Medix and/or Cymedix, whether or not he provides any optional transition period assistance provided for in Section 10 of this Amendment. If there is a bankruptcy filing, assignment for the benefit of creditors or similar proceeding, the Executive shall be relieved of his obligations under Sections 11(a), 11(c) and 12(d) of the Agreement. Furthermore, if payments to the Executive under the Agreement, as amended hereby, are not made within fourteen days of the due date or if exercised options shares are not delivered within fourteen days of the exercise, the Executive shall be relieved of his obligations under Sections 11(a), 11(c) and 12(d) of the Agreement. The time periods referred to in any provision of Sections 11 and 12 of the Agreement, as amended hereby, shall begin running at the termination of employment under
Section 9 of this Amendment and not at the end of any transition period consulting services provided for in Section 10 of this Amendment.

     9. Termination Provisions. The parties hereto agree that the provisions set forth in subsection (b) of Section 13 and Section 14 of the Agreement are hereby deleted from the Agreement, as amended hereby. Except for a termination "for cause," pursuant to Section 13(a) or Section 15 of the Agreement, neither party may terminate the employment of Executive pursuant to the Agreement, as amended hereby, prior to January 31, 2001. The parties hereto agree that Section 15 as it appears in the Agreement shall be amended hereby to delete the following phrase "the duties and responsibilities" and the reference to paragraph 2. On or prior to January 31, 2001, the parties hereto shall evaluate the Medix/Cymedix situation at the time to determine its structural needs in light of its fund raising efforts. After January 31, 2000, in addition to the provisions for termination "for cause" set forth is Section 13(a) and Section 15 of the Agreement, as amended hereby, the employment of the Executive may be terminated by either Medix/Cymedix or the Executive upon ten business days written notice to the other. During such ten business days, the Executive shall continue to be compensated at his then current annual salary.

     10. Orderly Transition. If the employment of the Executive by Medix and/or Cymedix is terminated at any time for any reason, the Executive agrees he shall resign from the Boards of Directors of Medix and Cymedix by tendering a written resignation without conditions to the Board of Directors of each immediately upon such termination of employment for whatever reason. Executive agrees that upon any termination of his employment at any time, for any reason, he will cooperate with the senior management and the Directors of Medix and Cymedix to facilitate, and use his best efforts to assist in, the orderly transition from his tenure as the Chief Technology Officer of Medix and the Chief Executive Officer of Cymedix to the tenure of his successor(s) in those positions. During any such transition, at the option and written request of Medix, Executive will train his successor(s) regarding the various projects that Medix/Cymedix are involved in at any time any such transition takes place, he will introduce his successor(s) to the technology staff that had been under the direct or indirect management of Executive, and he will introduce his successor(s) to all significant technology vendors to, and joint venture participants with, Medix or Cymedix. Executive will commit 10 hours per day to all reasonable transition matters identified to him in writing by the Chief Executive Officer of Medix, and will carry out such matters with all reasonable speed and due diligence, if and when such transition takes place. The length of time that will be required to complete the transition period will depend on the facts and circumstances that become apparent at the time, and the Executive and Medix/Cymedix will work together to complete such transition and will consult regarding the reasonable time period necessary to complete such time period, if and when such transition takes place. In any case, such transition period shall not exceed 120 days from the termination date of Executive and can be terminated by Medix at any time upon its written notice to Executive. The Executive may be asked by Medix, at its sole option, to work with it and its senior management, including the successor or successors to the Executive, on transition matters for up to three days a week during such 120-day period. And, for each day spent on transition matters at the request of Medix, Executive will be paid the amounts set forth in
Section 5 above. It is agreed that the payment for the Executive's services provided under this Section 10 shall be only the per diem payment of $1,250, plus reimbursement of out-of-pocket expenses, provided for in Section 5, and the other provisions of Section 5 shall not be considered payment for such services.

     11. Medix/Cymedix Structure. All parties acknowledge and agree that, in light of the joint business operations of Medix and Cymedix in connection with the development, marketing and support of the Cymedix.com(R) suite of i-health software products, Cymedix will restrict its business activities to the development of software technology and technology support to the marketing and operations of the software products. Medix will conduct the marketing and the deployment of the software products. All parties agree that Medix and Cymedix will work together in a seamless process to develop, market and support the software products, being mindful of their fiduciary obligations to the Medix shareholders, the ultimate owners of both Medix and Cymedix. The Executive acknowledges that if it is determined at some point in the future by the Medix Board of Directors that Medix and Cymedix should be merged or otherwise converted into one surviving corporation, his positions with Cymedix as set forth in Section 1 of the Agreement shall be merged into his positions with Medix as set forth in Section 2 hereof, and at that time his positions and titles with Cymedix would no longer be applicable. However, his positions and titles with Medix as set forth above would continue under the terms of the Agreement, as amended hereby, which would remain in full force and effect.

     12. Indemnification. Medix and Cymedix shall indemnify the Executive and hold him harmless to the fullest extent and in the matter permitted by the provisions of the Colorado Business Corporation Act, as it may be amended from time to time, for any action or inaction by him as a director, officer or consultant under the terms of Section 10 hereof. To the extent that any of Medix's or Cymedix's officers or directors are covered by or benefit from one or more director's and officer's liability insurance policies, the Executive's actions or inactions as a director or officer shall also be covered by or benefit from such policy or policies. In order to provide the Executive with the maximum protection hereunder, this provision shall survive the termination of the Agreement, as amended hereby.

     13. General. In all other respects, the terms of the Agreement remain in full force and effect, and this Amendment and the Agreement shall be viewed together as one and the same documents. All general provisions of the Agreement (i.e. choice of law) shall apply to this Amendment.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, with full intention to be bound, to be effective as of the date first set forth above.

           THE EXECUTIVE                                 MEDIX RESOURCES, INC.
                                                        By: /s/John R. Prufeta
         /s/David R. Pfeil                                  President and Chief
            David R. Pfeil                                  Executive Officer


      CYMEDIX LYNX CORPORATION

        By: /s/David R. Pfeil
               President

                                    EXHIBIT A

         The following table sets forth details of the vested stock options to purchase shares of Medix common stock held by the Executive after the execution of this Amendment:

   Number of Shares
  Covered by Option                                                                            Vested
        Grant               Date of Grant            Expiration        Exercise Price        Provisions
----------------------    -------------------    -------------------  -----------------   --------------

       100,000               May 10,1999             May 9, 2002            $0.55              Vested
       500,000             August 16, 1999         August 16, 2009          $0.26              Vested
       200,000             October 14, 1999       See footnote (1)          $0.50              Vested

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         (1)These  Options  have been  granted  under the  Company's  1999 Stock
Option Plan and so long as Executive is employed by the Company shall have a term of ten years. However, if the Executive leaves the Company, these Options shall terminate on the earlier of the third anniversary of the termination of his employment or the end of the above referenced ten-year term.